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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------
                                    FORM 8-K

                                 CURRENT REPORT
                                ---------------

                    Filed pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                                January 8, 1996
                        Date of Earliest Event Reported

                                ---------------

                                 COMDISCO, INC.
                            (a Delaware Corporation)
                             6111 North River Road
                            Rosemont, Illinois 60018
                            Telephone (708) 698-3000

                         Commission file number 1-7725
                I.R.S. Employer Identification Number 36-2687938





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Item 7. Financial Statements and Exhibits

(c)      Exhibits

99.1 Opinion of Jeremiah M, Fitzgerald, Esq., Vice President and General Counsel of the Registrant relating to the legality of the Registrant's Medium Term Notes, Series E.

99.2     Consent of KPMG Peat Marwick LLP.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                                                  COMDISCO, INC.



Date: January 8, 1996                       by:      /s/David J. Keenan
                                                     ------------------
                                                                 David J. Keenan
                                                              Vice President and
                                                            Corporate Controller


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                                                                    Exhibit 99.1



                                January 8, 1996

The Board of Directors of
Comdisco, Inc.
6111 North River Road
Rosemont, Illinois  60018

         Re: Issuance of up to $400 Million in Medium Term Notes, Series E of Comdisco, Inc.

Ladies and Gentlemen:

         Reference is made to the form of the Registration Statement on Form S-3 (File No. 33-63823) filed with the Securities and Exchange Commission (the "Commission") on October 31, 1995 (the "Registration Statement") by Comdisco, Inc., a Delaware corporation (the "Company"), under the Securities Act of 1933, as amended (the "Act"), and declared effective December 15, 1995, relating to $750,000,000 in aggregate principal amount of Debt Securities of the Company (the "Debt Securities") and Common Stock as may be issuable from time to time upon conversion or exchange of Debt Securities to the extent such Debt Securities are, by their terms, convertible or exchangeable for common stock pursuant to Rule 415 under the Act for issuance from time to time. This opinion is being furnished to you for filing on a Current Report on Form 8-K which will be incorporated by reference as a supplemental exhibit to the Registration Statement.

         I am familiar with the proceedings taken and proposed to be taken by the Company in connection with the proposed authorization, issue and sale of up to $400 million in aggregate principal amount of Medium Term Notes, Series E to be offered by the Company as Debt Securities under the Registration Statement (the "Notes"), and I have examined the originals, or copies, certified or otherwise identified, of corporate records of the Company, certificates of public officials and representatives of the Company, statutes and other documents and instruments, as the basis for the opinion hereinafter expressed. I have also examined the form of Indenture between the Company and Yasuda Bank and Trust Company (U.S.A.), as Trustee, under which the Notes are to be issued (the "Indenture") and the form of Distribution Agreement by and among the Company, and certain Agents pursuant to which the Notes will be distributed (the "Distribution Agreement"), the forms of each of which have been filed as exhibits to the Registration Statement. I am also familiar with the form of Prospectus Supplement and Prospectus relating to the Notes and their offering by the Company, each to be dated January 11, 1996 and to be filed with the Commission on or about January 11, 1996. I am also familiar with the proposed opinion of legal counsel qualified to practice in New York concerning the validity, legality and binding effect of the Notes under New York law, upon which I will rely in delivering my opinion pursuant to the Distribution Agreement and upon which opinion I am relying in connection with this opinion.

         Based upon the foregoing, and in reliance thereon, I am of the opinion that, subject to the terms of the Notes being otherwise in compliance with applicable law, the Notes, when duly authorized, executed, authenticated and delivered in the form contemplated by the Indenture and in accordance with the terms of the applicable resolutions of the Board of Directors of the Company, and any legally required consents, approvals, authorizations and other orders of the Commission or any other judicial or regulatory authorities required to be obtained, against payment therefor as described in the Registration Statement, will be legally issued and will be binding obligations of the Company, entitled to the benefits of Indenture.

         The foregoing opinion is subject to (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) with respect to the enforceability of any agreement to general principles of equity (regardless of whether such enforceability is considered in an action at law or in equity).

         I am qualified to practice law in the State of Illinois and do not purport to be an expert on, or to express any opinion herein concerning any law other than the laws of the State of Illinois, the corporation laws of the State of Delaware, and the federal laws of the United States. Without limiting the generality of the foregoing, I express no opinion as to the effect of the law of any jurisdiction other than the State of Illinois or the corporate law of Delaware.

         I hereby consent to the filing of this opinion as an exhibit to the Company's Current Report on Form 8-K to be incorporated by reference into the Registration Statement.

                                                               Very truly yours,



                                                      /s/ Jeremiah M. Fitzgerald
                                                          Jeremiah M. Fitzgerald
                                                              Vice President and
                                                                 General Counsel


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     [KPMG Peat Marwick LLP Letterhead]


                        Consent of KPMG Peat Marwick LLP

The Board of Directors
Comdisco, Inc.

We consent to the incorporation by reference in the Registration Statement of Form S-3 (No. 33-63823) of Comdisco, Inc. of our reports dated November 7, 1995, relating to the consolidated balance sheets of Comdisco, Inc. and subsidiaries as of September 30, 1995 and 1994, and the related consolidated statements of earnings, stockholders' equity, and cash flows for each of the years in the three-year period ended September 30, 1995 and the related financial statement schedule which reports appear in or are incorporated by reference in the September 30, 1995 annual report on form 10-K of Comdisco, Inc., and to the reference to our firm under the heading "Experts" included herein.

                                                        /s/KPMG Peat Marwick LLP

January 8, 1996
Chicago, Illinois